Exhibit 10.107

SECURED CONVERTIBLE PROMISSORY NOTE

AMENDMENT I

This First Amendment (the "Amendment”) is to amend the following terms and conditions of the Secured Convertible Promissory Note dated September 11, 2014, (the “Note”) by and between Location Based Technologies, Inc., a Nevada corporation (the "Company"), and Greggory Haugen (the “Lender”) (each a, “Party” both are, “Parties”).

WHEREAS, the Company is a publicly-held corporation with its common stock traded on the OTC Market under the symbol LBAS; and

WHEREAS, on September 11, 2014, the Company entered into a Secured Convertible Promissory Note with the Lender (as the same may from time to time be further amended, modified, supplemented or restated), in which the Lender may invest capital in the Company of One Hundred Fifty Thousand Dollars ($150,000) in the form of secured convertible debt;

WHEREAS, the Parties desire to amend the Note:

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements of the services rendered by the Lender to the Company, the following terms and conditions hereinafter set forth shall apply, and the parties hereto covenant and agree as follows:

Subsection (a) of Section 1 titled, “Terms of Repayment and Conversion”, shall be and is hereby amended as follows:

a.     Upon the execution and delivery of this Note, the Holder shall disburse to the Borrower the sum of $150,000; the amount actually received by the Borrower shall be the principal amount. All amounts outstanding under this Note shall mature and become due and payable on September 10, 2016 (the "Maturity Date"), subject to any prior payment required by this Note. At the Maturity Date, or during any time after July 15, 2015, the Lender shall have the right, but not the obligation, to convert this Note into shares of the Company’s common stock at a price equal to the lower of $0.10 or 50% of the closing stock price per share on the day after the Company is given notice of the conversion by the Lender (the “Conversion Price”).

All other terms and conditions of the Note shall remain unchanged.

{Signature Page to Follow}

IN WITNESS WHEREOF, this amendment to the Note has been executed this 3rd day of July, 2015.

Borrower:

LOCATION BASED TECHNOLOGIES, INC.

By: __________________________________

          David M. Morse, CEO

Date: July 3, 2015

Lender:

 Greggory Haugen

By: _____________________________

  Greggory S. Haugen

Date:     July 3, 2015

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